                                                                    EXHIBIT 10.4


                             ASSIGNMENT OF LEASE
                                     AND
                      LANDLORD'S CONSENT TO ASSIGNMENT


        THIS ASSIGNMENT OF LEASE is made on December 31, 1993, among SECOND COURTHOUSE PLAZA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter "Landlord"), LCC, INCORPORATED, a Kansas corporation (hereinafter "Assignor"), and TELCOM VENTURES, L.L.C., a Delaware limited liability company (hereinafter "Assignee"), who agree as follows:

        Recitals. This Assignment of Lease is made with reference to the following facts and objectives:

                a. Landlord and LCC, Incorporated, as Tenant, entered into a written lease dated January 28, 1991 (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord office space known as Suite 1003, containing approximately 7,070 square feet of office space in the building known as Arlington Courthouse Plaza II (the "Premises"), located at 2300 Clarendon Boulevard, Arlington, Virginia, for a term expiring August 31, 1994;

                b. Assignor desires to assign all its right, title and interest in the Lease to the above referenced Assignee; and

                c. Landlord consents to the proposed Assignment on the conditions set forth in this Agreement.

        NOW, THEREFORE, the parties agree as follows:

                1. Effective Date of Assignment. The Assignment of said Lease shall be effective as of December 31, 1993 (the "Effective Date").

                2. Assignment and Assumption. Assignor assigns and transfers to Assignee all of its right, title and interest in the Lease, and Assignee accepts the Assignment and assumes and agrees to perform, from the Effective Date, as a direct obligation to Landlord, all the provisions of the Lease.

                3. Landlord's Consent. Landlord consents to this Assignment, expressly without waiver of the restriction concerning further assignment, and Assignee explicitly agrees not to assign, transfer, convey or hypothecate any interest of Assignee under the Lease without Landlord's express, written, prior consent, which Landlord, in its sole discretion, may give or withhold. Any assignment or transfer without Landlord's consent shall be null, void and of no force or effect.

                4. Assignor's Liability. Assignor shall remain liable for the performance of the provisions of the Lease, as assigned, just as though Landlord's consent had not been given.

                5.      Default of Lease; Notice to Assignor.

                        a. Notice to Assignor. Landlord will send to Assignor any notice of default that Landlord sends to Assignee.

                        b. Right to Cure. If Assignee is in default of the Lease, before Landlord will exercise any of the rights available to Landlord by reason of any default, Assignor shall have the right for a period of five (5) days after the period expires for curing rent defaults and ten (10) days after the period expires for curing non-rent defaults, in which to cure any default of Assignee. If any default,


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

other than non-payment of rent, cannot reasonably be cured within the additional ten (10) day period, the commencement of the cure of the default within the ten (10) day period shall be deemed to cure the default, provided the cure is diligently pursued to completion.

                c. Remedies of Assignor. Assignee expressly agrees to hold Assignor harmless from any and all claims that may arise from Assignee's breach of the Lease, as assigned, and in connection therewith, Assignee agrees to reimburse Assignor all attorneys' fees, costs and expenses in connection therewith, and Assignee waives all rights of exemption.

                6. Amendment of Lease. If Landlord and Assignee enter into any agreement that amends the Lease to increase the financial obligation of the Tenant without Assignor's consent in writing, then any such amendment of the Lease shall be of no force or effect as to Assignor, who shall nevertheless remain obligated under the original terms of the Lease.

                7.      Miscellaneous.

                        a) Notice. Any notice, demand, request, consent, approval or communication that either party desires, or is required to give to the other party or any other person, shall be in writing and either served personally or sent by pre-paid U.S. Certified or Express Mail.

                Notices to Assignee shall be given at:

                        Telcom Ventures, L.L.C.
                        2300 Clarendon Boulevard
                        Suite 1003
                        Arlington, Virginia  22201

                        b) Successors. This Assignment shall be binding upon, and inure to the benefit of, the parties and their successors.

        IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed by one or more of its general partners or authorized agents, Assignor has caused these presents to be signed in its corporate name by its duly authorized office and its corporate seal to be hereto affixed and duly attested by its secretary, and Assignee has caused these presents to be signed in its corporate name by its duly authorized office and its corporate seal to be hereto affixed and duly attested by its secretary.

WITNESS:                        LANDLORD:  SECOND COURTHOUSE
                                           PLAZA ASSOCIATES
                                           LIMITED PARTNERSHIP

                                           CHARLES E. SMITH MGM'T. INC.
                                           AGENT FOR LANDLORD

/s/ ROSEMARY EMERSON              BY /s/ RALPH P. SILVERMAN (SEAL)
- -------------------------------     ------------------------------
                                        Senior Vice President


ATTEST:                         ASSIGNOR: LCC, INCORPORATED


/s/ JOHN S. FLICK                 BY /s/ RAJENDRA SINGH (SEAL)
- -------------------------------     --------------------------
Corporate Seal  Asst. Secretary         Name:
                                        Title:

ATTEST:                         ASSIGNEE: TELCOM VENTURES, L.C.C.


/s/ JOHN S. FLICK                 BY /s/ RAJENDRA SINGH (SEAL)
- -------------------------------     --------------------------
Corporate Seal  General Counsel         Name:
                                        Title:

                              ASSIGNMENT OF LEASE
                                      AND
                        LANDLORD'S CONSENT TO ASSIGNMENT

     THIS ASSIGNMENT OF LEASE is made on May 25, 1995, among SECOND COURTHOUSE PLAZA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter "Landlord"), TELCOM VENTURES L.L.C., a Delaware limited liability company (hereinafter "Assignor"), and LCC, L.L.C., a Delaware limited liability company (hereinafter "Assignee"), who agree as follows:

     Recitals. This Assignment of Lease is made with reference to the following facts and objectives:

                 a. Landlord and LCC, Inc., as Tenant, entered into a written lease dated January 28, 1991 (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord office space known as Suite 1003, containing approximately 7,070 square feet of office space in the building known as Arlington Courthouse Plaza Two, designated by street address as 2300 Clarendon Boulevard, Arlington, Virginia (the "Premises"), for a term expiring November 30, 2000, which was assigned to Telcom Ventures L.L.C., as Tenant, by an agreement dated December 31, 1993, and amended by a Lease Extension Agreement dated December 31, 1993;

                 b. Assignor desires to assign all its right, title and interest in the Lease to the above referenced Assignee; and

                 c. Landlord consents to the proposed Assignment on the conditions set forth in this Agreement. NOW, THEREFORE, the parties agree as follows:
                 1. Effective Date of Assignment. The Assignment of said Lease shall be effective as of ______ 1995 (the "Effective Date").

                 2. Assignment and Assumption. Assignor assigns and transfers to Assignee all of its right, title and interest in the Lease, and Assignee accepts the Assignment and assumes and agrees to perform, from the Effective Date, as a direct obligation to Landlord, all the provisions of the Lease.

                 3. Landlord's Consent. Landlord consents to this Assignment, expressly without waiver of the restriction concerning further assignment, and Assignee explicitly agrees not to assign, transfer, convey or hypothecate any interest of Assignee under the Lease without Landlord's express, written, prior consent, which Landlord, in its sole discretion, may give or withhold. Any assignment or transfer without Landlord's consent shall be null, void and of no force or effect.

                 4. Assignor's Liability. Assignor shall remain liable for the performance of the provisions of the Lease, as assigned, just as though Landlord's consent had not been given.

                 5. Default of Lease; Notice to Assignor.

                    a) Notice to Assignor. Landlord will send to Assignor any notice of default that Landlord send to Assignee.

                    b) Right to Cure. If Assignee is in default of the Lease, before Landlord will exercise any of the rights available to Landlord by reason of any default, Assignor shall have the right for a period of five (5) days after the period expires for curing rent defaults and ten (10) days after the period for curing non-rent defaults, in which to cure any default of Assignee. If any default, other than non-payment of rent, cannot reasonably be cured within the additional ten (10) day period, the commencement of the cure of the default within the ten (10) day period shall be deemed to cure the default, provided the cure is diligently pursued to completion.

ASSIGNMENT OF LEASE
LANDLORD'S CONSENT TO ASSIGNMENT
PAGE 2


                    c) Remedies of Assignor. Assignee expressly agrees to hold Assignor harmless from any and all claims that may arise from Assignee's breach of the Lease, as assigned, and in connection therewith, Assignee agrees to reimburse Assignor all attorneys' fees, costs and expenses in connection therewith, and Assignee waives all rights of exemption.

                 6. Amendment of Lease. If Landlord and Assignee enter into any agreement that amends the Lease to increase the financial obligation of the Tenant without Assignor's consent, then any such amendment of the Lease shall be of no force or effect as to Assignor, who shall nevertheless remain obligated under the original terms of the Lease.

                 7. Miscellaneous.

                    a) Notice. Any notice, demand, request, consent, approval or communication that either party desires, or is required to give to the other party or any other person shall be in writing and either served personally or sent by pre-paid U.S. Certified or Express Mail.

            Notices to Assignee shall be given at:

                    2300 Clarendon Boulevard
                    Suite 1003
                    Arlington, Virginia  22201

                    b) Successors. This Assignment shall be binding upon, and inure to the benefit of the parties and their successors.

                 IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed by one or more of its general partners or authorized agents, Assignor has caused these presents to be signed in its corporate name by its duly authorized office and its corporate seal to be hereto affixed and duly attested by its secretary, and Assignee has caused these presents to be signed in its corporate name by its duly authorized office and its corporate seal to be hereto affixed and duly attested by its secretary.

WITNESS:                                       LANDLORD:       SECOND COURTHOUSE PLAZA
                                                               ASSOCIATES LIMITED PARTNERSHIP


/s/  Janet Modrowski                           BY     /s/  Robert P. Kogod                                 (SEAL)
- --------------------------------------            ---------------------------------------------------------
                                                  General Partner

ATTEST:                                        ASSIGNOR:       TELCOM VENTURES L.L.C.



/s/  [illegible]                               BY     /s/  John S. Fischer                                 (SEAL)
- --------------------------------------            ---------------------------------------------------------
Seal                 Corporate Counsel             Name:     John S. Fischer
                                                   Title:    V.P. of Legal Affairs




ATTEST:                                        ASSIGNEE:       LCC, L.L.C.



/s/  [illegible]                               BY     /s/  John S. Fischer                                 (SEAL)
- --------------------------------------            ---------------------------------------------------------
Seal                 Corporate Counsel             Name:     John S. Fischer
                                                   Title:    V.P. of Legal Affairs